Exhibit 10.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-14036) of James Hardie Industries N.V. and Subsidiaries of our report dated June 24, 2004, except for Note 14, as to which the date is November 19, 2004 relating to the consolidated financial statements, which appears in this Form 20-F.

/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

Los Angeles, California
November 19, 2004